                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): JULY 22, 2003

                         THE YANKEE CANDLE COMPANY, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

 MASSACHUSETTS                         002-15023            04 259 1416
---------------------------            ---------            -----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation)                         File No.)           Identification No.)


                              16 YANKEE CANDLE WAY
                      SOUTH DEERFIELD, MASSACHUSETTS 01373
              (Address of principal executive office and zip code)

                                 (413) 665-8306

              (Registrant's telephone number, including area code)

Item 7: Exhibits.

(c) The following exhibit is being furnished herewith:

99.1 Text of Press Release, dated July 22, 2003

Item 9: Regulation FD Disclosure.

On July 22, 2003, The Yankee Candle Company, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter and six months ended June 28, 2003. All information included in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE YANKEE CANDLE COMPANY, INC.

                                        By: /s/ Robert R. Spellman
                                            -------------------------------
                                            Robert R. Spellman
                                            Senior Vice President, Finance
                                              and Chief Financial Officer
                                            (Principal Financial and
                                              Accounting Officer)



Date: July 22, 2003